UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 JANUARY 6, 2006
                                 Date of Report
                        (Date of earliest event reported)


                                SYNTHETECH, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                   000-12992                    84-0845771
(State or other jurisdiction   (Commission File No.)           (IRS Employer
       of incorporation)                                     Identification No.)

             1290 INDUSTRIAL WAY, P.O. BOX 646, ALBANY OREGON  97321
               (Address of principal executive offices) (Zip Code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))














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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 6, 2006, Synthetech, Inc. entered into a Third Amendment to Loan and Security Agreement with Silicon Valley Bank that amends the existing Loan and Security Agreement dated as of December 31, 2003, as amended, between the parties. The Third Amendment extends the revolving maturity date of the Loan and Security Agreement from December 23, 2005 to March 31, 2006. A copy of the Third Amendment to Loan and Security Agreement is filed as an exhibit to this report and is incorporated into this Item 1.01 by this reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NO.      DESCRIPTION
   10.1 Third Amendment to Loan and Security Agreement dated as of January 6, 2006 between Silicon Valley Bank and Synthetech, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2006

                                  By: /s/ Gary Weber
                                      ------------------------------
                                      Gary Weber
                                      Vice President Finance and Administration,
                                      Chief Financial Officer, Secretary and
                                      Treasurer